                                                                   EXHIBIT 16.1
                                                                   ------------



February 7, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

     We have read the statements made by Segue Software, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report filed February 8, 2000. We agree with the statements concerning our firm in such Form 8-K.

/s/ PricewaterhouseCoopers LLP